                                                           [logo] PIONEER


Investments(R)





Pioneer Europe Fund



ANNUAL REPORT 10/31/00

Table of Contents

-------------------------------------------------------------------------------
-



Letter from the President                          1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           10

Financial Statements                              16

Notes to Financial Statements                     24

Report of Independent Public Accountants          30

Results of Shareowner Meeting                     31

Trustees, Officers and Service Providers          32

The Pioneer Family of Mutual Funds                33

Retirement Plans From Pioneer                     34

Programs and Services for Pioneer Shareowners     36


Pioneer Europe Fund



LETTER FROM THE PRESIDENT 10/31/00



Dear Shareowner,

-------------------------------------------------------------------------------
-

Just as the year 2000, the last year of the old millennium, is coming to a close, we at Pioneer are embarking on a new beginning. I'm happy to report that,

on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. UniCredito's investment operations have been combined to form Pioneer Global Asset Management S.p.A. (Pioneer Global), which will manage more than $110 billion for global individual and institutional clients.

Pioneer Global will bring to Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.



The global strength of the new Pioneer Global is already being put to work.

Pioneer Europe Fund has always been supported by a strong analytical team.

Thanks to the merger, the Fund will henceforth be managed by a team drawing on the integrated resources and expertise of Pioneer's Boston office and our partners in Dublin. After a six-year stewardship of Pioneer Europe Fund,

portfolio manager Patrick Smith has decided to pursue other interests.
Providing

stock recommendations going forward is Pioneer's European Equities group, headed by Riccardo Cavo. This Dublin-based team has a strong and consistent track record of managing European equity portfolios, using an approach that combines analyst-driven fundamental research with disciplined risk control. They will be supported by our global research team, now 24 analysts strong, covering stocks from both Boston and Dublin. Theresa Hamacher, Chief Investment Officer of

Pioneer, assisted by Michael Bradshaw, will coordinate the effort, implementing the team's decisions and monitoring the portfolio.



We are excited about bringing our global offices even closer together, devoting greater resources to the management of your Fund. With our collective resources,

we feel we can continue to provide our shareowners the performance they have come to expect.



Thank you for investing with Pioneer; we look forward to helping you reach your financial goals.



Sincerely,

/s/ David Tripple

David Tripple

Pioneer Investment Management Inc.

Pioneer Europe Fund



PORTFOLIO SUMMARY 10/31/00



Portfolio Diversification

-------------------------------------------------------------------------------
-

(As a percentage of total investment portfolio)



[pie chart]

Financial                       25.2%

Technology                      22.5%

Communication Services          14.4%

Consumer Staples                 9.9%

Healthcare                       9.1%

Energy                           6.9%

Consumer Cyclicals               6.0%

Capital Goods                    2.5%

Basic Materials                  2.3%

Utilities                        1.2%





Geographical Distribution

-------------------------------------------------------------------------------
-

(As a percentage of equity holdings)



[bar chart]

United Kingdom          29.1%

France                  17.4%

Switzerland             12.6%

Italy                    9.3%

Netherlands              8.8%

Germany                  8.2%

Finland                  5.1%

Spain                    5.0%

Norway                   1.7%

Sweden                   1.5%

United States            0.9%

Portugal                 0.4%





10 Largest Holdings

-------------------------------------------------------------------------------
-

(As a percentage of equity holdings)





  1.    Vodafone AirTouch Plc           6.03%

  2.    Nokia Oyj                       4.55

  3.    Dassault Systemes SA            3.01

  4.    Amvescap Plc                    2.99

  5.    Banca Fideuram SpA              2.66

  6.    Aventis SA                      2.35

  7.    Julius Baer Holding AG          2.31

  8.    Shell Transport & Trading Co.   2.20

  9.    Lloyds TSB Group Plc            2.12

 10.    Autonomy Corporation Plc        2.11




Fund holdings will vary for other periods.

Pioneer Europe Fund



PERFORMANCE UPDATE 10/31/00                            CLASS A SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $32.75     $31.71






Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                          $0.002           -          $1.111




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer Europe Fund at public offering price, compared to the growth of the

Morgan Stanley Capital International (MSCI) Europe Index.



Average Annual Total Returns

(As of October 31, 2000)



              Net Asset  Public Offering

Period          Value        Price*


Life of Fund

(4/2/91)        13.07%       12.37%

5 Years         15.05        13.69

1 Year           6.83         0.70




* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.





[mountain chart]



        Pioneer Europe Fund*     MSCI Europe Index


4/91     9425                    10000

10/91    9524                    10353

         9194                    10159

        11353                    12766

10/94   13159                    14201

        15148                    16078

        17845                    18885

10/97   22894                    23793

        26215                    29280

        28577                    32948

10/00   30528                    33257




+ Index comparison begins April 30, 1991. The Morgan Stanley Capital

International (MSCI) Europe Index is a capitalization-weighted index of the 15

European country indexes included in the MSCI EAFE (Europe, Australasia, Far

East) Index. These countries are: Austria, Belgium, Denmark, Finland, France,

Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden,

Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees,

expenses or sales charges. You cannot invest directly in the Index.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund



PERFORMANCE UPDATE 10/31/00                            CLASS B SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $31.06     $30.38






Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -         $1.111




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital

International (MSCI) Europe Index.





Average Annual Total Returns

(As of October 31, 2000)



                 If            If

Period          Held        Redeemed*


Life of Fund

(4/4/94)        14.56%       14.56%

5 Years         14.10        13.98

1 Year           5.90         1.90




* Reflects deduction of the maximum applicable contingent deferred sales charge

  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.



[mountain chart]



        Pioneer Europe Fund*     MSCI Europe Index


4/94    10000                    10000

10/94   10539                    10309

        10838                    10926

        12060                    11672

        13048                    12668

10/96   14089                    13709

        15707                    15323

        17943                    17272

        23571                    22293

10/98   20367                    21256

        21398                    23554

        22021                    23919

        27376                    25907

10/00   23322                    24143




+ Index comparison begins April 30, 1994. The Morgan Stanley Capital

International (MSCI) Europe Index is a capitalization-weighted index of the 15

European country indexes included in the MSCI EAFE (Europe, Australasia, Far

East) Index. These countries are: Austria, Belgium, Denmark, Finland, France,

Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden,

Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees,

expenses or sales charges. You cannot invest directly in the Index.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund



PERFORMANCE UPDATE 10/31/00                            CLASS C SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-



Net Asset Value

per Share        10/31/00   10/31/99


                 $30.95     $30.27






Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -         $1.111




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital

International (MSCI) Europe Index.



Average Annual Total Returns

(As of October 31, 2000)



                 If            If

Period          Held        Redeemed*


Life of Fund

(1/31/96)       14.37%       14.37%

1 Year           5.93         5.93




* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.



[mountain chart]



        Pioneer Europe Fund*     MSCI Europe Index


1/96    10000                    10000

        10542                    10378

        10678                    10441

10/96   11391                    11232

        12505                    12063

        12705                    12553

        14226                    14389

        14520                    14151

        15559                    15513

        19095                    18264

        19567                    19213

10/98   16509                    17414

        17850                    19020

        17343                    19297

        17036                    18855

        17862                    19596

        21391                    20608

        22198                    21225

        20835                    21160

10/00   18921                    19780




The Morgan Stanley Capital International (MSCI) Europe Index is a

capitalization-weighted index of the 15 European country indexes included in the

MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria,

Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands,
Norway,

Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns,

do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund



PERFORMANCE UPDATE 10/31/00                            CLASS Y SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-



Net Asset Value

per Share        10/31/00   10/31/99


                 $33.19     $31.97






Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                          $0.002           -          $1.111




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital

International (MSCI) Europe Index.



Average Annual Total Returns*

(As of October 31, 2000)



                 If          If

Period          Held      Redeemed


Life of Fund

(7/2/98)        0.67%       0.67%

1 Year          7.35        7.35




* Assumes reinvestment of distributions.





[mountain chart]



        Pioneer Europe Fund*     MSCI Europe Index


7/98    10000                    10000

10/98    8458                     9064

         9173                     9899

4/99     8942                    10044

         8814                     9814

10/99    9269                    10199

        11143                    10726

4/00    11602                    11047

        10925                    11013

10/00    9950                    10295




+ Index comparison begins July 31, 1998. The Morgan Stanley Capital

International (MSCI) Europe Index is a capitalization-weighted index of the 15

European country indexes included in the MSCI EAFE (Europe, Australasia, Far

East) Index. These countries are: Austria, Belgium, Denmark, Finland, France,

Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden,

Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees,

expenses or sales charges. You cannot invest directly in the Index.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund



PORTFOLIO MANAGEMENT DISCUSSION 10/31/00



Charles Dickens said it best in A Tale of Two Cities: "It was the best of times,

it was the worst of times, it was the age of wisdom, it was the age of foolishness . . . we had everything before us, we had nothing before us. .
 . ."

How interesting that Mr. Dickens' prose, written in the mid-19th century, could so succinctly describe the performance of European markets - and global markets for that matter - during the fiscal year ended October 31, 2000. In the following discussion, Theresa Hamacher, Chief Investment Officer, discusses this challenging but exciting time for European investments and the factors that could shape Pioneer Europe Fund's performance in the months ahead.



Q: How did the Fund perform in this bipolar market?



A: Technology and telecommunications investments rallied dramatically during the first half of your Fund's fiscal year and promptly retreated in the second half following sharp declines last spring. However, other sectors - including financial and pharmaceutical stocks - picked up steam in the later six months as the momentum in technology-related stocks ebbed. These contrasting trends illustrate an important advantage of your Fund - diversification across different industries helps soften market volatility.



   For the year ended October 31, 2000, Class A, B and C Shares rose 6.83%,

   5.90% and 5.93%, respectively, at net asset value. In comparison, the MSCI

   Europe Index increased 0.94%. The 157 European Region Funds tracked by

   Lipper, Inc. climbed, on average, 12.53% for the same period. (Lipper is an independent firm that measures mutual fund performance.)



Q: Is the degree to which technology and telecommunications stocks retreated fully warranted?



A: No. While the correction was not altogether a surprise, given the spectacular rise in stock prices, many solid European companies were unfairly tarnished in the rush to judgment. When investors began to question business models,

   especially internet companies that had not become profitable, the slightest hint of bad news became a reason to sell - even if the long-term prospects of a company were still quite compelling.

Pioneer Europe Fund



PORTFOLIO MANAGEMENT DISCUSSION 10/31/00                           (continued)



   For instance, during the course of the summer, wireless telecommunications companies came under selling pressure, as investors became concerned about the large fees these companies were paying for next-generation mobile licenses. However, we remain quite optimistic about the Fund's investments in mobile phone leaders Vodafone Airtouch (United Kingdom), Libertel

   (Netherlands), Sonera (Finland) and Telecom Italia Mobile (Italy), because they are positioning themselves to dominate the next wave of mobile data-communications services. Along that same vein, cellular handset providers Nokia (Finland), Alcatel (France) and Ericsson (Sweden) - all

   sizable holdings in your Fund - predicted slower phone sales for the second half of 2000. Naturally, their stock prices took a beating. Yet, we expect these companies to fully recover when the new cellular phone models arrive next year.



   We believe technology, media and telecommunications will continue to be a major force shaping the global economy and your Fund as well. The emphasis has moved from these sectors as a whole to individual companies that can deliver real earnings and strong growth momentum - not just a promise. This thinking has always been at the heart of our research efforts.



Q: Which investments helped the Fund in this environment?



A: Many businesses come to mind, but a few stand out. The software industry is profiting from old-economy businesses using new technologies to remain competitive. In many cases, the instant reach of the internet is allowing businesses to communicate with customers, contractors and suppliers more efficiently. The Fund holds a relatively large weighting in this sector,

   which proved very positive. Brokat Infosystems (Germany) provides internet commerce software, and Autonomy (United Kingdom) produces artificial intelligence software.



   Our investment in Pearson (United Kingdom), a publisher of educational textbooks, proved rewarding, as management successfully increased circulation for its well-known newspaper - the Financial Times. Aventis

   (France), our largest pharmaceutical holding, is one of the world's leading life sciences companies. Since the merger between Rhone-Poulenc and Hoechst created the company in 1999, investors have gained a better understanding of

   Aventis' research and innovations in the fields of health and nutrition.

Pioneer Europe Fund



Q: Do financial stocks still represent a large weighting in the Fund?



A: Absolutely. On October 31, financial holdings represented 24% of total assets. Solid earnings growth and Europe's growing appreciation for savings and investment strategies, particularly for retirement, are favorably impacting this sector. Fund holdings are focused on private banking and investment management companies rather than traditional commercial banking institutions. Banca Fideuram (Italy), Marschollek Lautenschlager und
Partner

   or MLP (Germany) and Amvescap (United Kingdom) were up considerably for the year.



Q: What is your outlook?



A: Prices in European stock markets currently are reflecting expectations of a gradually slowing economy, a decrease in the momentum of corporate earnings and lower interest rates. We think the conditions are especially favorable for technology, media and telecommunications stocks and may attract investors back to the market. In these sectors, we continue to focus on sales growth and earnings in our decision-making, investing in high quality medium- to large-sized companies. We are concerned about the valuations of software and internet companies and have limited our investments in their stocks as well as those of small-capitalization companies. In defensive sectors, which tend to move independently of the general economy, we are setting price targets as stocks are beginning to look fully valued. As the stocks reach the targets,

   we expect to sell them to lock in profits. Among cyclical sectors, which tend to be sensitive to changes in the economy, we are selectively investing in quality companies that we believe are undervalued. While we expect that volatility may continue to characterize European stock markets, we think dips in prices can translate into attractive buying opportunities.

Pioneer Europe Fund



SCHEDULE OF INVESTMENTS 10/31/00





 Shares                                                             Value


               PREFERRED STOCK - 1.7%

   42,000      Sap AG                                         $ 8,446,968

                                                              -----------

               Total Preferred Stock

               (Cost $5,025,958)                              $ 8,446,968

                                                              -----------

               COMMON STOCKS - 93.6%

               Basic Materials - 2.3%

               Chemicals (Diversified) - 2.3%

  157,846      Aventis SA                                     $11,322,639

                                                              -----------

               Total Basic Materials                          $11,322,639

                                                              -----------

               Capital Goods - 2.3%

               Manufacturing (Specialized) - 2.3%

1,200,000      Pirelli SpA                                    $ 3,482,656

  207,300      Tomra Systems ASA                                8,333,107

                                                              -----------

                                                              $11,815,763

                                                              -----------

               Total Capital Goods                            $11,815,763

                                                              -----------

               Communication Services - 13.7%

               Cellular/Wireless Telecommunications - 7.3%

  139,400      Libertel NV*                                   $ 1,815,826

  130,000      Sonera Group Plc                                 2,863,857

  570,000      Telecom Italia Mobile SpA                        3,023,139

6,956,486      Vodafone AirTouch Plc                           29,094,579

                                                              -----------

                                                              $36,797,401

                                                              -----------

               Telecommunications (Long Distance) - 1.6%

  164,650      Colt Telecom Group Plc*                        $ 5,243,836

  120,900      KPNQwest NV*                                     2,929,110

                                                              -----------

                                                              $ 8,172,946

                                                              -----------

               Telephone - 4.8%

  486,904      British Telecom Plc                            $ 5,722,439

1,227,000      Global Telesystems Group, Inc.*                  3,297,563

  100,699      Koninklijke KPN NV                               2,039,768

  400,000      Telecom Italia Mobile SpA                        3,401,190

  524,687      Telefonica SA*                                  10,004,758

                                                              -----------

                                                              $24,465,718

                                                              -----------

               Total Communication Services                   $69,436,065

                                                              -----------




10    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund





 Shares                                                                  Value


               Consumer Cyclicals - 5.7%

               Services (Advertising/Marketing) - 1.6%

   14,036      Publigroupe SA                                      $ 8,237,639

                                                                   -----------

               Services (Commercial & Consumer) - 4.1%

  700,000      Hays Plc                                            $ 3,897,618

   13,060      Kuoni Reisen Holding AG (Series B) (Registered)       5,594,237

  261,700      TNT Post Group NV                                     5,543,085

   76,454      Vivendi                                               5,495,242

                                                                   -----------

                                                                   $20,530,182

                                                                   -----------

               Total Consumer Cyclicals                            $28,767,821

                                                                   -----------

               Consumer Staples - 9.4%

               Broadcasting (Television/Radio/Cable) - 2.1%

   35,000      Canal Plus                                          $ 5,064,023

   60,300      PT Multimedia Servicos*                               1,709,098

   87,000      Sogecable*                                            2,126,253

  107,600      United Pan-Europe Communications NV*                  1,885,539

                                                                   -----------

                                                                   $10,784,913

                                                                   -----------

               Entertainment - 1.4%

  267,272      Pearson Plc                                         $ 7,185,909

                                                                   -----------

               Foods - 2.7%

   42,000      Groupe Danone                                       $ 5,873,672

    3,800      Nestle Corp. (Registered)                             7,874,388

                                                                   -----------

                                                                   $13,748,060

                                                                   -----------

               Restaurants - 1.0%

  570,400      Granada Compass Plc*                                $ 4,965,736

                                                                   -----------

               Retail Stores (Food Chains) - 0.9%

   70,000      Carrefour Supermarche SA                            $ 4,698,700

                                                                   -----------

               Services (Employment) - 1.3%

    9,129      Adecco SA                                           $ 6,312,498

                                                                   -----------

               Total Consumer Staples                              $47,695,816

                                                                   -----------

               Energy - 6.6%

               Oil (International Integrated) - 3.4%

  800,000      BP Amoco Plc                                        $ 6,784,648

1,320,000      Shell Transport & Trading Co.                        10,629,669

                                                                   -----------

                                                                   $17,414,317

                                                                   -----------




The accompanying notes are an integral part of these financial statements.
11

Pioneer Europe Fund



SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)





 Shares                                                                Value


               Oil & Gas (Refining & Marketing) - 3.2%

1,125,000      ENI SpA                                          $  6,090,829

   69,148      Total Fina Elf SA                                   9,893,282

                                                                ------------

                                                                $ 15,984,111

                                                                ------------

               Total Energy                                     $ 33,398,428

                                                                ------------

               Financial - 24.0%

               Banks (Major Regional) - 8.4%

  835,000      Banca Fideuram SpA                               $ 12,839,493

  655,760      Banco Santander Central Hispano SA                  6,354,981

1,250,000      Bipop-Carire SpA                                    9,886,194

   29,520      Depfa Deutsche Pfandbriefbank AG                    2,154,359

    2,250      Julius Baer Holding AG                             11,139,853

                                                                ------------

                                                                $ 42,374,880

                                                                ------------

               Banks (Money Center) - 4.0%

1,000,000      Lloyds TSB Group Plc                             $ 10,214,697

  428,100      Royal Bank of Scotland Group                        9,615,437

  428,100      Royal Bank of Scotland Group (Bonus Shares)*          506,239

                                                                ------------

                                                                $ 20,336,373

                                                                ------------

               Financial (Diversified) - 3.2%

  280,900      Fortis NV                                        $  8,581,386

   41,200      Marschollek Lautenschlager Und Partner AG           5,584,534

   37,000      Lagardere SCA                                       2,100,540

                                                                ------------

                                                                $ 16,266,460

                                                                ------------

               Insurance (Life/Health) - 3.3%

  175,000      Aegon NV                                         $  6,950,037

  395,000      Mediolanum SpA                                      5,788,855

  280,000      Prudential Corp. Plc                                3,784,372

                                                                ------------

                                                                $ 16,523,264

                                                                ------------

               Insurance (Multi-Line) - 1.9%

   38,000      Axa SA                                           $  5,030,503

   10,000      Zurich Financial Services AG                        4,839,786

                                                                ------------

                                                                $  9,870,289

                                                                ------------

               Insurance (Property/Casualty) - 0.4%

  109,800      Skandia Forsakrings AB                           $  1,862,544

                                                                ------------

               Investment Management - 2.8%

  635,000      Amvescap Plc                                     $ 14,437,619

                                                                ------------

               Total Financial                                  $121,671,429

                                                                ------------




12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund





 Shares                                                                Value


              Healthcare - 8.7%

              Biotechnology - 1.8%

208,000       Qiagen NV*                                         $ 9,090,207

                                                                 -----------

              Healthcare (Drugs/Major Pharmaceuticals) - 6.9%

280,000       Glaxo Wellcome Plc                                 $ 8,056,262

  5,700       Novartis AG                                          8,647,029

    900       Roche Holdings AG                                    8,220,961

780,000       Smithkline Beecham Plc                              10,083,821

                                                                 -----------

                                                                 $35,008,073

                                                                 -----------

              Total Healthcare                                   $44,098,280

                                                                 -----------

              Technology - 19.8%

              Communications Equipment - 6.6%

102,000       Alcatel SA                                         $ 6,223,465

533,000       Nokia Oyj                                           21,932,221

400,000       Telefonaktiebologet LM Ericsson AB (B Shares)        5,324,100

                                                                 -----------

                                                                 $33,479,786

                                                                 -----------

              Computers (Hardware) - 0.7%

200,000       Jumptec Industrielle Computertechnik AG*           $ 3,469,078

                                                                 -----------

              Computers (Networking) - 0.8%

 66,580       Equant NV*                                         $ 2,228,918

 38,000       Intershop Communications AG*                         1,973,505

                                                                 -----------

                                                                 $ 4,202,423

                                                                 -----------

              Computers (Software & Services) - 6.9%

200,550       Autonomy Corporation Plc*                          $10,184,590

 54,450       Brokat Infosystems AG*                               2,458,175

 25,000       Cap Gemini SA                                        3,988,422

190,591       Dassault Systemes SA                                14,531,943

 39,150       GFT Technologies AG*                                 1,833,893

 70,000       Ser System AG                                        2,020,263

                                                                 -----------

                                                                 $35,017,286

                                                                 -----------

              Electronics (Component Distributors) - 1.9%

 74,000       Siemens AG                                         $ 9,337,829

                                                                 -----------

              Electronics (Semiconductors) - 1.3%

 57,900       Infineon Technologies AG*                          $ 2,431,148

 81,000       ST Microelectronics NV*                              4,086,393

                                                                 -----------

                                                                 $ 6,517,541

                                                                 -----------




The accompanying notes are an integral part of these financial statements.
13

Pioneer Europe Fund



SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







  Shares                                                       Value


                 Services (Computer Systems) - 1.4%

     90,000      Ingenico, Inc.                         $  3,349,001

    338,700      Getronics NV                              3,808,327

                                                        ------------

                                                        $  7,157,328

                                                        ------------

                 Services (Data Processing) - 0.2%

    130,800      Infonet Services Corp.*                $    850,200

                                                        ------------

                 Total Technology                       $100,031,471

                                                        ------------

                 Utilities - 1.1%

                 Electric Companies - 1.1%

    300,000      Union Electrica Fenosa SA              $  5,547,301

                                                        ------------

                 Total Utilities                        $  5,547,301

                                                        ------------

                 Total Common Stocks

                 (Cost $389,056,414) (a)                $473,785,013

                                                        ------------

                 WARRANTS - 0.0%

      5,000      Banca Popolaredi Bergamo, 3/31/04      $     85,709

                                                        ------------

                 TOTAL WARRANTS

                 (Cost $74,392)                         $     85,709

                                                        ------------

                 TOTAL INVESTMENT IN SECURITIES - 95.3%

                 (Cost $394,156,764) (a)                $482,317,690

                                                        ------------




 Principal

  Amount


                 TEMPORARY CASH INVESTMENT - 4.7%

                 Commercial Paper - 4.7%

$24,044,000      American Express, 6.63%, 11/1/00       $ 24,044,000

                                                        ------------

                 TOTAL TEMPORARY CASH INVESTMENT

                 (Cost $24,044,000)                     $ 24,044,000

                                                        ------------

                 TOTAL INVESTMENT IN SECURITIES AND

                 TEMPORARY CASH INVESTMENT - 100%

                 (Cost $418,200,764) (b)(c)             $506,361,690

                                                        ============




14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



*   Non-income producing security.



(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:





    United Kingdom            29.1%

    France                    17.4

    Switzerland               12.6

    Italy                      9.3

    Netherlands                8.8

    Germany                    8.2

    Finland                    5.1

    Spain                      5.0

    Norway                     1.7

    Sweden                     1.5

    United States              0.9

    Portugal                   0.4

                             -----

                             100.0%

                             =====






(b) At October 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $418,374,392 was as follows:



    Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost
$136,809,643

    Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value
(48,822,345)


------------

    Net unrealized gain
$ 87,987,298


============

 (c) As of October 31, 2000, the Fund had a capital loss carryforward of

     $5,276,444, which will expire in 2008 if not utilized.




Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2000, aggregated $276,165,545 and $242,108,401,

respectively.



The accompanying notes are an integral part of these financial statements.
15

Pioneer Europe Fund



BALANCE SHEET 10/31/00





ASSETS:

  Investment in securities, at value (including temporary cash

  investment of $24,044,000) (cost $418,200,764)                  $506,361,690

  Cash                                                                      28

  Foreign currency, at value                                         1,534,756

  Receivables -

     Investment securities sold                                      2,014,231

     Fund shares sold                                               10,277,971

     Dividends, interest and foreign taxes withheld                    634,030

  Other                                                                 63,767


-------------

        Total assets                                              $520,886,473


-------------

LIABILITIES:

  Payables -

      Investment securities purchased                             $  3,900,961

      Fund shares repurchased                                        1,257,947

      Forward foreign currency settlement contracts - net               21,652

  Due to affiliates                                                    755,366

  Accrued expenses                                                     235,793


-------------

        Total liabilities                                         $  6,171,719


-------------

NET ASSETS:

  Paid-in capital                                                 $432,053,748

  Accumulated undistributed net investment income                       21,652

  Accumulated net realized loss on investments and foreign

     currency transactions
(5,450,072)

  Net unrealized gain on investments                                88,160,926

  Net unrealized loss on forward foreign currency contracts

     and other assets and liabilities denominated in

     foreign currencies
(71,500)


-------------

        Total net assets                                          $514,714,754


=============

NET ASSET VALUE PER SHARE:

  Class A (based on $314,781,421/9,611,222 shares)                $      32.75


=============

  Class B (based on $150,435,858/4,844,160 shares)                $      31.06


=============

  Class C (based on $46,544,118/1,504,057 shares)                 $      30.95


=============

  Class Y (based on $2,953,357/88,994 shares)                     $      33.19


=============

MAXIMUM OFFERING PRICE:

  Class A                                                         $      34.75


=============




16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



STATEMENT OF OPERATIONS



For the Year Ended 10/31/00





INVESTMENT INCOME:

  Dividends (net of foreign taxes withheld of $517,262)      $ 5,232,111

  Interest                                                     1,261,566

                                                             -----------

  Total investment income
$ 6,493,677


-----------

EXPENSES:

  Management fees                                            $ 5,180,080

  Transfer agent fees

     Class A                                                     771,053

     Class B                                                     543,805

     Class C                                                     143,826

     Class Y                                                         685

  Distribution fees

     Class A                                                     838,271

     Class B                                                   1,737,752

     Class C                                                     509,573

  Administrative fees                                            137,252

  Custodian fees                                                 367,074

  Registration fees                                              121,768

  Professional fees                                               61,434

  Printing                                                        74,724

  Fees and expenses of nonaffiliated trustees                     31,946

  Miscellaneous                                                    9,020

                                                             -----------

       Total expenses
$10,528,263

       Less fees paid indirectly
(95,803)


-----------

       Net expenses
$10,432,460


-----------

           Net investment loss
$(3,938,783)


-----------

REALIZED AND UNREALIZED GAIN (LOSS) ON

INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

  Net realized loss from:

     Investments                                             $(5,450,072)

     Forward foreign currency contracts and other assets

       and liabilities denominated in foreign currencies        (176,678)
$(5,626,750)

                                                             -----------
-----------

  Change in net unrealized gain from:

     Investments                                             $31,155,902

     Forward foreign currency contracts and other assets

       and liabilities denominated in foreign currencies         (87,494)
$31,068,408

                                                             -----------
-----------

     Net gain on investments and foreign currency

       transactions
$25,441,658


-----------

     Net increase in net assets resulting from

       operations
$21,502,875


===========




The accompanying notes are an integral part of these financial statements.
17

Pioneer Europe Fund



STATEMENTS OF CHANGES IN NET ASSETS



For the Years Ended 10/31/00 and 10/31/99





                                                         Year Ended
Year Ended

                                                          10/31/00
10/31/99


FROM OPERATIONS:

Net investment income (loss)                            $ (3,938,783)
$     64,643

Net realized gain (loss) on investments

  and foreign currency transactions                       (5,626,750)
16,304,327

Change in net unrealized gain on investments

  and foreign currency transactions                       31,068,408
25,007,483

                                                        ------------
------------

  Net increase in net assets resulting

   from operations                                      $ 21,502,875
$ 41,376,453

                                                        ------------
------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income:

  Class A ($0.00 and $0.09 per share, respectively)     $    (14,780)
$ (1,013,262)

  Class Y ($0.00 and $0.04 per share, respectively)             (344)
(9,758)

Net realized gain:

  Class A ($1.11 and $0.73 per share, respectively)       (9,227,766)
(7,894,337)

  Class B ($1.11 and $0.73 per share, respectively)       (4,718,179)
(3,614,535)

  Class C ($1.11 and $0.73 per share, respectively)       (1,546,249)
(1,071,435)

  Class Y ($1.11 and $0.73 per share, respectively)         (214,866)
(191,688)

                                                        ------------
------------

   Total distributions to shareowners                   $(15,722,184)
$(13,795,015)

                                                        ------------
------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                        $654,852,723
$710,992,780

Reinvestment of distributions                             13,588,676
10,819,404

Cost of shares repurchased                              (607,100,393)
(799,643,032)

                                                        ------------
------------

  Net increase (decrease) in net assets resulting

   from Fund share transactions                         $ 61,341,006
$(77,830,848)

                                                        ------------
------------

  Net increase (decrease) in net assets                 $ 67,121,697
$(50,249,410)

NET ASSETS:

Beginning of year                                        447,593,057
497,842,467

                                                        ------------
------------

End of year (including accumulated net investment

  income (loss) of $21,652 and $(1,924),

  respectively)                                         $514,714,754
$447,593,057

                                                        ============
============




18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund





                                   '00 Shares       '00 Amount        '99
Shares       '99 Amount


CLASS A

Shares sold                         14,125,954    $  509,409,078
16,523,710    $  504,349,032

Reinvestment of distributions          253,765         8,223,595
224,356         6,892,212

Less shares repurchased            (13,235,358)     (478,649,390)
(18,838,071)     (576,240,562)

                                   -----------    --------------
-----------    --------------

  Net increase (decrease)            1,144,361    $   38,983,283
(2,090,005)   $  (64,999,318)

                                   ===========    ==============
===========    ==============

CLASS B

Shares sold                          2,407,123    $   89,500,182
2,086,760    $   61,633,662

Reinvestment of distributions          129,890         4,023,979
102,586         3,040,634

Less shares repurchased             (1,950,746)      (68,939,374)
(2,639,051)      (77,154,350)

                                   -----------    --------------
-----------    --------------

  Net increase (decrease)              586,267    $   24,584,787
(449,705)   $  (12,480,054)

                                   ===========    ==============
===========    ==============

CLASS C

Shares sold                          1,594,382    $   54,395,241
4,935,240    $  144,141,809

Reinvestment of distributions           36,484         1,125,892
23,208           685,112

Less shares repurchased             (1,566,045)      (53,306,764)
(4,888,732)     (143,228,740)

                                   -----------    --------------
-----------    --------------

  Net increase                          64,821    $    2,214,369
69,716    $    1,598,181

                                   ===========    ==============
===========    ==============

CLASS Y

Shares sold                             41,193    $    1,548,222
28,302    $      868,277

Reinvestment of distributions            6,580           215,210
6,534           201,446

Less shares repurchased               (154,344)       (6,204,865)
(98,056)       (3,019,380)

                                   -----------    --------------
-----------    --------------

  Net decrease                        (106,571)   $   (4,441,433)
(63,220)   $   (1,949,657)

                                   ===========    ==============
===========    ==============




The accompanying notes are an integral part of these financial statements.
19

Pioneer Europe Fund



FINANCIAL HIGHLIGHTS 10/31/00





                                                                  Year
Ended     Year Ended


10/31/00       10/31/99


CLASS A

Net asset value, beginning of year                                $
31.71       $  29.87


---------       --------

Increase (decrease) from investment operations:

 Net investment income (loss)                                     $
(0.15)      $   0.12

 Net realized and unrealized gain on investments

  and foreign currency transactions
2.30           2.54


---------       --------

   Net increase from investment operations                        $
2.15       $   2.66

Distributions to shareowners:

 Net investment income
(0.00)(a)      (0.09)

 Net realized gain
(1.11)         (0.73)


---------       --------

Net increase in net asset value                                   $
1.04       $   1.84


---------       --------

Net asset value, end of year                                      $
32.75       $  31.71


=========       ========

Total return*
6.83%          9.01%

Ratio of net expenses to average net assets+
1.54%          1.63%

Ratio of net investment income (loss) to average net assets+
(0.39)%         0.29%

Portfolio turnover rate
46%            60%

Net assets, end of year (in thousands)                            $
314,781       $268,446

Ratios assuming no waiver of management fees by

 PIM and no reduction for fees paid indirectly:

  Net expenses
1.54%          1.63%

  Net investment income (loss)
(0.39)%         0.29%

Ratios assuming waiver of management fees by

 PIM and reduction for fees paid indirectly:

  Net expenses
1.52%          1.62%

  Net investment income (loss)
(0.37)%         0.30%




                                                                Year Ended
Year Ended   Year Ended

                                                                 10/31/98
10/31/97     10/31/96


CLASS A

Net asset value, beginning of year                               $  27.60
$  23.25$ 21.19

                                                                 --------
--------     -------

Increase (decrease) from investment operations:

 Net investment income (loss)                                    $   0.10
$   0.04     $  0.11

 Net realized and unrealized gain on investments

  and foreign currency transactions                                  3.72
6.11        3.38

                                                                 --------
--------     -------

   Net increase from investment operations                       $   3.82
$   6.15     $  3.49

Distributions to shareowners:

 Net investment income                                                  -
(0.22)          -

 Net realized gain                                                  (1.55)
(1.58)      (1.43)

                                                                 --------
--------     -------

Net increase in net asset value                                  $   2.27
$   4.35     $  2.06

                                                                 --------
--------     -------

Net asset value, end of year                                     $  29.87
$  27.60     $ 23.25

                                                                 ========
========     =======

Total return*                                                       14.51%
28.30%      17.80%

Ratio of net expenses to average net assets+                         1.54%
1.78%       1.94%

Ratio of net investment income (loss) to average net assets+         0.47%
0.19%       0.57%

Portfolio turnover rate                                                39%
32%         56%

Net assets, end of year (in thousands)                           $315,309
$152,267     $99,915

Ratios assuming no waiver of management fees by

 PIM and no reduction for fees paid indirectly:

  Net expenses                                                       1.54%
1.78%       2.00%

  Net investment income (loss)                                       0.47%
0.19%       0.51%

Ratios assuming waiver of management fees by

 PIM and reduction for fees paid indirectly:

  Net expenses                                                       1.49%
1.77%       1.93%

  Net investment income (loss)                                       0.52%
0.20%       0.58%




(a) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each year,

   reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



FINANCIAL HIGHLIGHTS 10/31/00



                                                        Year Ended    Year
Ended    Year Ended   Year Ended   Year Ended

                                                         10/31/00
10/31/99    10/31/98(a)    10/31/97     10/31/96


CLASS B

Net asset value, beginning of year                       $  30.38      $
28.79      $  26.88     $ 22.74      $ 20.92

                                                         --------
--------      --------     -------      -------

Increase (decrease) from investment operations:

 Net investment loss                                     $  (0.40)     $
(0.18)     $  (0.09)    $ (0.10)     $ (0.04)

 Net realized and unrealized gain on investments

  and foreign currency transactions                          2.19
2.50          3.55        5.93         3.29

                                                         --------
--------      --------     -------      -------

   Net increase from investment operations               $   1.79      $
2.32      $   3.46     $  5.83      $  3.25

Distributions to shareowners:

 Net investment income                                          -
-             -       (0.11)           -

 Net realized gain                                          (1.11)
(0.73)        (1.55)      (1.58)       (1.43)

                                                         --------
--------      --------     -------      -------

Net increase in net asset value                          $   0.68      $
1.59      $   1.91     $  4.14      $  1.82

                                                         --------
--------      --------     -------      -------

Net asset value, end of year                             $  31.06      $
30.38      $  28.79     $ 26.88      $ 22.74

                                                         ========
========      ========     =======      =======

Total return*                                                5.90%
8.12%        13.50%      27.35%       16.82%

Ratio of net expenses to average net assets+                 2.37%
2.48%         2.35%       2.57%        2.76%

Ratio of net investment loss to average net assets+         (1.21)%
(0.52)%       (0.34)%     (0.55)%      (0.23)%

Portfolio turnover rate                                        46%
60%           39%         32%          56%

Net assets, end of year (in thousands)                   $150,436
$129,336      $135,535     $42,472      $20,228

Ratios assuming no waiver of management fees by

 PIM and no reduction for fees paid indirectly:

  Net expenses                                               2.37%
2.48%         2.35%       2.57%        2.80%

  Net investment loss                                       (1.21)%
(0.52)%       (0.34)%     (0.55)%      (0.27)%

Ratios assuming waiver of management fees by

 PIM and reduction for fees paid indirectly:

  Net expenses                                               2.36%
2.47%         2.31%       2.55%        2.74%

  Net investment loss                                       (1.20)%
(0.51)%       (0.30)%     (0.53)%      (0.21)%




(a) The per share data presented above is based upon the average shares outstanding for the year presented.

* Assumes initial investment at net asset value at the beginning of each year,

   reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



FINANCIAL HIGHLIGHTS 10/31/00



                                                       Year Ended   Year
Ended    Year Ended    Year Ended     1/31/96 to

                                                        10/31/00
10/31/99    10/31/98(a)   10/31/97(a)      10/31/96


CLASS C

Net asset value, beginning of period                    $ 30.27      $
28.67       $ 26.73       $ 22.69       $ 19.92

                                                        -------
-------       -------       -------       -------

Increase (decrease) from investment operations:

 Net investment loss                                    $ (0.39)     $
(0.13)      $ (0.04)      $ (0.12)      $     -

 Net realized and unrealized gain on investments

  and foreign currency transactions                        2.18
2.46          3.53          5.94          2.77

                                                        -------
-------       -------       -------       -------

   Net increase from investment operations              $  1.79      $
2.33       $  3.49       $  5.82       $  2.77

Distributions to shareowners:

 Net investment income                                        -
-             -         (0.20)            -

 Net realized gain                                        (1.11)
(0.73)        (1.55)        (1.58)            -

                                                        -------
-------       -------       -------       -------

Net increase in net asset value                         $  0.68      $
1.60       $  1.94       $  4.04       $  2.77

                                                        -------
-------       -------       -------       -------

Net asset value, end of period                          $ 30.95      $
30.27       $ 28.67       $ 26.73       $ 22.69

                                                        =======
=======       =======       =======       =======

Total return*                                              5.93%
8.19%        13.70%        27.47%        13.91%

Ratio of net expenses to average net assets+               2.34%
2.42%         2.28%         2.49%         2.74%**

Ratio of net investment loss to average net assets+       (1.19)%
(0.44)%       (0.20)%       (0.52)%       (0.00)%**

Portfolio turnover rate                                      46%
60%           39%           32%           56%

Net assets, end of period (in thousands)                $46,544
$43,559       $39,261       $ 6,266       $ 1,175

Ratios assuming no waiver of management fees by

 PIM and no reduction for fees paid indirectly:

  Net expenses                                             2.34%
2.42%         2.28%         2.49%         2.75%**

  Net investment loss                                     (1.19)%
(0.44)%       (0.20)%       (0.52)%       (0.01)%**

Ratios assuming waiver of management fees by

 PIM and reduction for fees paid indirectly:

  Net expenses                                             2.33%
2.40%         2.22%         2.46%         2.71%**

  Net investment loss                                     (1.18)%
(0.42)%       (0.14)%       (0.49)%        0.03%**




(a) The per share data presented above is based upon the average shares outstanding for the period presented.

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



FINANCIAL HIGHLIGHTS 10/31/00





                                                  Year Ended       Year
Ended    7/2/98 to

                                                  10/31/00(a)
10/31/99      10/31/98


CLASS Y

Net asset value, beginning of period                $31.97
$29.90        $ 34.63

                                                    ------
------        -------

Increase (decrease) from investment operations:

  Net investment income                             $    -           $
0.35        $  0.07

  Net realized and unrealized gain (loss) on

   investments and foreign currency

   transactions                                       2.33
2.49          (4.80)

                                                    ------
------        --------

     Net increase (decrease) from

        investment operations                       $ 2.33           $
2.84        $ (4.73)

Distributions to shareowners:

  Net investment income                              (0.00)(b)
(0.04)             -

  Net realized gain                                  (1.11)
(0.73)             -

                                                    ------
------        -------

Net increase (decrease) in net asset value          $ 1.22           $
2.07        $ (4.73)

                                                    ------
------        -------

Net asset value, end of period                      $33.19
$31.97        $ 29.90

                                                    ======
======        =======

Total return*                                         7.35%
9.59%        (13.66)%

Ratio of net expenses to average net assets+          1.08%
1.12%          1.12%**

Ratio of net investment income (loss) to

 average net assets+                                 (0.01)%
0.90%          0.95%**

Portfolio turnover rate                                 46%
60%            39%

Net assets, end of period (in thousands)            $2,953
$6,252        $ 7,738

Ratios assuming reduction for fees paid

 indirectly:

   Net expenses                                       1.07%
1.12%          1.11%**

   Net investment income (loss)                      (0.00)%
0.90%          0.96%**




(a) The per share data presented above is based upon the average shares outstanding for the period presented.

(b) Amount rounds to less than one cent per share.

*   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



NOTES TO FINANCIAL STATEMENTS 10/31/00



1. Organization and Significant Accounting Policies



Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.



The Fund offers four classes of shares - Class A, Class B, Class C, and
Class Y

shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class.

There is no distribution plan for Class Y shares.



The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:



A.  Security Valuation



    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

    Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock

Pioneer Europe Fund



    Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income,

    including interest on income bearing cash accounts, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence.

    Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.



    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.



B.  Foreign Currency Translation



    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.



    Net realized gains and losses on foreign currency transactions represent,

    among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received.
Further, the

    effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.



C.  Forward Foreign Currency Contracts



    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges).

    All contracts are marked to market daily at the applicable exchange rates,

    and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

Pioneer Europe Fund



NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



    these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.



    As of October 31, 2000, the Fund had no outstanding portfolio hedges. The

    Fund's gross forward foreign currency settlement contracts receivable and payable were $352,355 and $374,007, respectively, resulting in a net payable of $21,652 as of October 31, 2000.



D.  Federal Income Taxes



    It is the Fund's policy to comply with the requirements of the Internal

    Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.



    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules.

    Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.



    At October 31, 2000 the Fund reclassified $3,977,483 and $178,036 from paid-in capital to accumulated net investment loss and accumulated undistributed net realized loss on investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.



E.  Fund Shares



    The Fund records sales and repurchases of its shares as of trade date.

    Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

    Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A.
(UniCredito

    Italiano), earned $11,472 in underwriting commissions on the sale of fund shares during the year ended October 31, 2000.

Pioneer Europe Fund



F.  Class Allocations



    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund,

    respectively. Class Y shares are not subject to a distribution plan.

    Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3).



    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.



    Distributions to shareowners are recorded as of the ex-dividend date.

    Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount,

    except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.



2.  Management Agreement



Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser,

manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito

Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.



In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2000, $417,651 was payable to PIM related to management fees, administrative fees and certain other services.



3.  Transfer Agent



PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Included in due to affiliates is $107,844 in transfer agent fees payable to PSC at October 31, 2000.

Pioneer Europe Fund



NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



4.  Distribution Plans



The Fund adopted Plans of Distribution with respect to Class A, Class B and

Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with

Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A
Plan,

the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares.

Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $229,871 in distribution fees payable to PFD at October 31,

2000.



In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of

Class C shares within one year of purchase are subject to a CDSC of 1.00%.

Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2000,

CDSCs in the amount of $752,392 were paid to PFD.



5.  Expense Offsets



The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2000, the

Fund's expenses were reduced by $95,803 under such arrangements.

Pioneer Europe Fund



6.  Line of Credit Facility



The Fund, along with certain other Funds in the Pioneer Family of Funds (the

Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis,

or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.



The average daily amount of borrowings outstanding during the year ended
October

31, 2000 was $14,656. The average daily shares outstanding during the period were 15,517,031 resulting in an average borrowing per share of less than one cent per share. The related weighted average annualized interest rate for the period was 6.375%, and the total interest expense on such borrowings was $950.

Pioneer Europe Fund



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareowners and the Board of Trustees

of Pioneer Europe Fund:



We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Pioneer Europe Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the

United States.







ARTHUR ANDERSEN LLP





Boston, Massachusetts

December 5, 2000

Pioneer Europe Fund



RESULTS OF SHAREOWNER MEETING



On September 11, 2000, Pioneer Europe Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment

Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The

Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.



Proposal 1 - To approve a new management contract.





 Affirmative            Against            Abstain


11,948,857.947        333,402.072        229,685.641




Proposal 2 - To elect Trustees.





  Nominee             Affirmative           Withheld


M.K. Bush            12,258,907.726        253,037.934

J.F. Cogan, Jr.      12,254,889.623        257,056.037

Dr. R. H. Egdahl     12,260,964.428        250,981.232

M.B.W. Graham        12,265,448.704        246,496.956

M.A. Piret           12,267,607.998        244,337.662

D.D. Tripple         12,259,608.241        252,337.419

S.K. West            12,259,041.442        252,904.218

J. Winthrop          12,267,372.851        244,572.809


Pioneer Europe Fund



TRUSTEES, OFFICERS AND SERVICE PROVIDERS



Trustees                           Officers

John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President

Mary K. Bush                       David D. Tripple, Executive Vice President

Richard H. Egdahl, M.D.            Vincent Nave, Treasurer

Margaret B.W. Graham               Joseph P. Barri, Secretary

Marguerite A. Piret

David D. Tripple

Stephen K. West

John Winthrop



Investment Adviser

Pioneer Investment Management, Inc.



Custodian

Brown Brothers Harriman & Co.



Independent Public Accountants

Arthur Andersen LLP



Principal Underwriter

Pioneer Funds Distributor, Inc.



Legal Counsel

Hale and Dorr LLP



Shareowner Services and Transfer Agent

Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS



For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



      Growth Funds

      United States

      Pioneer Growth Shares

      Pioneer Micro-Cap Fund

      Pioneer Mid-Cap Fund

      Pioneer Mid-Cap Value Fund

      Pioneer Science & Technology Fund

      Pioneer Small Company Fund

      Pioneer Tax-Managed Fund



      International/Global

      Pioneer Emerging Markets Fund

      Pioneer Europe Fund

      Pioneer Indo-Asia Fund

      Pioneer International Growth Fund

      Pioneer World Equity Fund



      Growth and Income Funds

      Pioneer Fund

      Pioneer II

      Pioneer Balanced Fund

      Pioneer Equity-Income Fund

      Pioneer Real Estate Shares



      Income Funds

      Taxable

      Pioneer America Income Trust

      Pioneer Bond Fund

      Pioneer High Yield Fund

      Pioneer Limited Maturity Bond Fund

      Pioneer Strategic Income Fund



      Tax-Free

      Pioneer Tax-Free Income Fund



      Money Market Fund

      Pioneer Cash Reserves Fund*



*An investment in the Fund is not insured or guaranteed by the Federal Deposit

 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

RETIREMENT PLANS FROM PIONEER



Pioneer has a long history of helping people work toward their retirement goals,

offering plans suited to the individual investor and businesses of all sizes.

For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



Individual Plans



Individual Retirement Account (IRA)



An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to
$2,000

annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.



Roth IRA



The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.



401(k) Plan



The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.



SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan



Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan



Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary,

before taxes, through payroll deduction.



Simplified Employee Pension Plan (SEP)



SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees;

contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.



Profit Sharing Plan



Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.



Age-Weighted Profit Sharing Plan



Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary.

Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.



Money Purchase Pension Plan (MPP)



Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year,

determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS



Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.



FactFone(SM)



Our automated account information service, available to you 24 hours a day,

seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account informa tion,

have your 13-digit account number and four-digit personal identification number at hand.



90-Day Reinstatement Privilege (for Class A Shares)



Enables you to reinvest all or a portion of the money you redeem from your

Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.



Investomatic Plan



An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.



Payroll Investment Program (PIP)



Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing
Pioneer

to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program



A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)



Directed Dividends



Lets you invest cash dividends from one Pioneer fund to an account in another

Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)



Direct Deposit



Lets you move money into your bank account using electronic funds transfer

(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer

Direct Deposit Form, giving your instructions.



Systematic Withdrawal Plan (SWP)



Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER



We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.



Call us for:



Account Information, including existing accounts,

new accounts, propectuses, applications

and service forms                                          1-800-225-6292



FactFone(SM) for automated fund yields, prices,

account information and transactions                       1-800-225-4321



Retirement plans information                               1-800-622-0176



Telecommunications Device for the Deaf (TDD)               1-800-225-1997



Write to us:



Pioneering Services Corporation

60 State Street

Boston, Massachusetts 02109



Our toll-free fax                                          1-800-225-4240



Our internet e-mail address                          ask.pioneer@piog.com

(for general questions about Pioneer only)



Visit our web site:                                  www.pioneerfunds.com



This report must be preceded or accompanied by a current Fund prospectus.



[logo] PIONEER

       Investments(R)



Pioneer Investment Management, Inc.

60 State Street

Boston, Massachusetts 02109

www.pioneerfunds.com



            9445-00-1200

(Copyright) Pioneer Funds Distributor, Inc.

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